UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2018, Trilogy Metals Inc. (the “Company”) held its 2018 annual meeting of shareholders (the “Annual Meeting”) at the offices of Blake, Cassels & Graydon LLP in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 28, 2018 (the “Proxy Statement”):

(1)	Set the Number of Directors of the Company at Nine. The Company’s shareholders approved setting the number of directors on the board of directors (the “Board”) at nine. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to setting the number of directors at nine:

For	Against	Abstain	Broker Non-Vote
66,203,170	280,376	-	18,325,823

(2)	Election of Directors. The Company’s shareholders elected the following 9 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Tony Giardini	66,278,285	206,262	-	18,325,822
William Hayden	66,279,739	204,808	-	18,325,822
William Hensley	66,253,370	231,177	-	18,325,822
Gregory Lang	66,270,411	214,136	-	18,325,822
Kalidas Madhavpeddi	66,257,223	227,324	-	18,325,822
Gerald McConnell	66,260,559	223,988	-	18,325,822
Janice Stairs	66,271,241	213,306	-	18,325,822
Rick Van Nieuwenhuyse	66,275,111	209,436	-	18,325,822
Diana Walters	66,246,617	237,930	-	18,325,822

(3)	Appointment of PricewaterhouseCoopers LLP. The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders or until a successor is appointed and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of PricewaterhouseCoopers LLP:

For	Withheld	Abstain	Broker Non-Vote
84,520,768	288,601	-	-

(4)	Approval of Unallocated Awards under the 2012 Equity Incentive Plan. The Company’s shareholders ratified and approved all unallocated awards under the Company’s 2012 Equity Incentive Plan. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the ratification and approval of such unallocated awards:

For	Against	Abstain	Broker Non-Vote
63,247,658	2,931,996	303,891	18,325,824

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated:	May 18, 2018	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer